Pax World Funds Series Trust I

Supplement Dated October 1, 2018

to the Prospectus and Statement of Additional Information dated May 1, 2018

Pax ESG Beta Quality Fund and Pax ESG Beta Dividend Fund

Aperio Group, LLC (“Aperio”) has entered into a purchase and sale agreement whereby Aperio Holdings, LLC, a subsidiary of Golden Gate Capital Opportunity Fund, L.P. and Golden Gate Capital Opportunity Fund - A, L.P. (each a private fund advised by Golden Gate Capital, a private equity firm, and together the “Private Funds”) will acquire a majority of Aperio’s outstanding equity interests. It is expected that the transaction will close in or around the fourth quarter of 2018. After the transaction, the ultimate control person of Aperio will be David Dominik who owns a controlling interest in GGC Opportunity Fund Management, L.P., the general partner of the Private Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE